Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. of Section 1350, as Adopted by

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of Allergan plc (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Allergan plc.

Date: August 8, 2019

By:	/s/ BRENTON L. SAUNDERS
Brenton L. Saunders
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. of Section 1350, as Adopted by

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of Warner Chilcott Limited (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Warner Chilcott Limited.

Date: August 8, 2019

By:	/s/ BRENTON L. SAUNDERS
Brenton L. Saunders
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.